GE INSTITUTIONAL FUNDS

SMALL-CAP EQUITY FUND

INTERNATIONAL EQUITY FUND

STRATEGIC INVESTMENT FUND

1600 Summer Street

Stamford, Connecticut 06905

SUPPLEMENT DATED MARCH 30, 2016

TO PROSPECTUS, SUMMARY PROSPECTUSES AND STATEMENT OF

ADDITIONAL INFORMATION DATED JANUARY 28, 2016

On March 29, 2016, General Electric Company (“GE”) agreed to sell to State Street Corporation (“SSC”) the asset management and advisory services business conducted by GE Asset Management Incorporated (“GEAM”) and certain of its subsidiaries (the “Transaction”). The Transaction is not expected to result in any change in the investment objectives or policies of any of the series portfolios of the GE Institutional Funds (together, the “Funds”).

GEAM is the investment adviser to each of the Funds. The closing of the Transaction will result in the automatic termination of each Fund’s investment management agreement and sub-advisory agreement (for Funds with sub-advisers). It is anticipated that the board of trustees of the Funds (the “Board”) will consider a new investment management agreement with SSGA Funds Management, Inc. (“SSGA FM”), an affiliate of SSC, for each of the Funds, and where applicable, sub-advisory agreements between SSGA FM and the current sub-advisers (collectively, “New Agreements”). If approved by the Board, the New Agreements will be presented to the Funds’ shareholders for approval. Subject to requisite approval by the shareholders of the Funds, the New Agreements would take effect upon termination of the current management and sub-advisory agreements when the Transaction closes.

The Transaction is expected to close in the third quarter of 2016 pending receipt of certain regulatory approvals and subject to the satisfaction of other customary closing conditions. There can be no assurance that the Transaction will be consummated as contemplated or that necessary conditions will be satisfied.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.